Filed pursuant to Rule 497(e)

File Nos. 033-43089 and 811-06431

MANAGERS TRUST II

MANAGERS FIXED INCOME FUND

Supplement dated November 20, 2012 to the Prospectus

dated May 1, 2012, as supplemented October 2, 2012

The following information supplements and supersedes any information to the contrary relating to Managers Fixed Income Fund (the “Fund”), a series of Managers Trust II (the “Trust”), contained in the Fund’s Prospectus dated and supplemented as noted above (the “Prospectus”).

At a meeting held on November 13, 2012, the Trust’s Board of Trustees (the “Board”) approved the appointment of Gannett Welsh & Kotler, LLC (“GW&K” or the “Subadvisor”) as the Subadvisor to the Fund on an interim basis to replace Loomis, Sayles & Company, L.P. (“Loomis”), effective November 14, 2012.

The appointment of GW&K was pursuant to an interim subadvisory agreement with GW&K (the “Interim Subadvisory Agreement”). The Board is scheduled to consider a new subadvisory agreement with GW&K at an in-person meeting on December 13-14, 2012 and is expected to submit the new subadvisory agreement to Fund shareholders for approval following that meeting. Pursuant to the Interim Subadvisory Agreement, GW&K is responsible for management of the Fund’s entire portfolio. The compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is no greater than the compensation that Loomis would have received under its former subadvisory agreement with respect to the Fund.

Also, effective November 30, 2012, the Fund will be renamed Managers AMG GW&K Fixed Income Fund.

With respect to the Fund, Managers Investment Group LLC (“Managers”) is responsible for managing and transferring assets formerly managed by Loomis to GW&K. Managers has employed a transition manager to assist with the transfer of assets. Until a portion of the assets formerly managed by Loomis are transferred or sold, they remain invested in securities selected by Loomis. Keitha L. Kinne is primarily responsible for overseeing the transition manager on behalf of Managers. Ms. Kinne is a Managing Partner and Chief Operating Officer of Managers, positions she has held since 2007, and Chief Investment Officer of Managers, a position she has held since 2008. Previously, she served as Managing Director at Legg Mason & Co., LLC during 2006 and 2007.

The Prospectus is hereby amended as follows:

All references to Loomis shall be deleted and all references to the subadvisor to the Fund shall refer to GW&K. All references to Daniel J. Fuss shall be deleted and all references to the portfolio manager of the Fund shall refer to Mary F. Kane, C.F.A.

The section titled “Principal Investment Strategies” on page 8 of the Prospectus is hereby deleted and replaced with the following:

Principal Investment Strategies

The Fund seeks to achieve its objective by investing in a diversified portfolio of fixed income securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities of U.S. and foreign issuers.

The Fund may invest in debt securities issued by any of the following: public and private U.S. companies; foreign companies; the U.S. government and its agencies, such as the Federal Home Loan Bank; state and local governments issuing taxable municipal securities; and foreign governments, their agencies and instrumentalities, including issuers in emerging markets. The Fund may also invest in asset-backed debt securities. With respect to the portion of the Fund invested in debt securities, up to 20% of the Fund’s assets may be invested in below-investment-grade securities (those rated Ba1/BB+ or lower by Moody’s Investors Service, Inc. (“Moody’s”)/Standard & Poor’s Corporation (“S&P”)). While the Fund may purchase debt securities of any duration, the Fund will primarily invest in debt securities so that the overall duration of the Fund’s portfolio will remain +/- 20% of the duration of its benchmark. The average duration of debt securities in the Fund’s portfolio may, however, be shorter or longer depending on market conditions.

The Fund may invest up to 20% of its net assets in equity securities of any capitalization range, including foreign and domestic common and preferred stocks, as well as warrants and other equity instruments.

In addition, the section titled “Summary of the Funds – Portfolio Management – Portfolio Manager” on page 10 of the Prospectus is hereby deleted and replaced with the following:

Portfolio Manager

Mary F. Kane, C.F.A.

Partner and Portfolio Manager of GW&K

Portfolio Manager of the Fund since 11/12.

The section titled “Additional Information About the Fund’s Principal Investment Strategies” on page 14 of the Prospectus is hereby deleted and replaced with the following:

Additional Information about the Fund’s Principal Investment Strategies

GW&K serves as subadvisor to the Fund and adheres to strict guidelines on all companies that it considers for investment. When deciding which securities to buy or sell, typically, GW&K:

•	Seeks companies that maintain sustainable competitive advantages and expect to benefit from emerging cyclical or secular drivers.

•	Identifies companies that are undervalued due to temporary or discrete events.

•	Uses top-down research that focuses on managing:

•	Duration

•	Yield Curve

•	Credit Quality

•	Volatility

•	Liquidity

•	Uses bottom-up research that focuses on:

•	Fundamental Analysis

•	Valuation Analysis

•	Technical Analysis

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities of U.S. and foreign issuers. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

In addition, the first two paragraphs in the section titled “Additional Information About the Funds – Fund Management – Managers Fixed Income Fund” on page 20 of the Prospectus are hereby deleted and replaced with the following:

GW&K manages the entire Fund and has served as the Subadvisor to the Fund since November 2012. GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974 and, as of June 30, 2012, had assets under management of approximately $14.8 billion. AMG indirectly owns a majority interest in GW&K. Mary F. Kane, C.F.A. is the portfolio manager primarily responsible for the day-today management of the Fund. She is a Partner and Portfolio Manager of GW&K, and has served in those positions since 2011 and 2005, respectively. Ms. Kane joined GW&K in 2005.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to Rule 497(e)

File Nos. 033-43089 and 811-06431

MANAGERS TRUST II

MANAGERS FIXED INCOME FUND

Supplement dated November 20, 2012 to the Statement of Additional Information

dated May 1, 2012, as supplemented September 25, 2012 and October 2, 2012

The following information supplements and supersedes any information to the contrary relating to Managers Fixed Income Fund (the “Fund”), a series of Managers Trust II (the “Trust”), contained in the Fund’s Statement of Additional Information dated and supplemented as noted above (the “SAI”).

At a meeting held on November 13, 2012, the Trust’s Board of Trustees (the “Board”) approved the appointment of Gannett Welsh & Kotler, LLC (“GW&K” or the “Subadvisor”) as the Subadvisor to the Fund on an interim basis to replace Loomis, Sayles & Company, L.P. (“Loomis”), effective November 14, 2012. The appointment of GW&K was pursuant to an interim subadvisory agreement with GW&K, to be effective until the earlier of 150 days after November 13, 2012 and the approval of a new subadvisory agreement with GW&K by the Board and Fund shareholders. The Board is scheduled to consider a new subadvisory agreement with GW&K at an in-person meeting on December 13-14, 2012 and is expected to submit the new subadvisory agreement to Fund shareholders for approval following that meeting.

Also, effective November 30, 2012, the Fund will be renamed Managers AMG GW&K Fixed Income Fund.

In accordance with the changes to the Fund described in a supplement to the Fund’s Prospectus dated the same date as this Supplement, all references to Loomis as a subadvisor to the Fund and to Daniel J. Fuss of Loomis as portfolio manager of the Fund shall be deleted from the SAI, and all references to the subadvisor to the Fund shall now refer to GW&K and all references to the portfolio manager of the Fund shall now refer to Mary Kane.

Additionally, the section titled “Management of the Funds – Portfolio Managers of the Funds – Managers Fixed Income Fund” on page 65 of the SAI is hereby deleted and replaced with the following:

MANAGERS FIXED INCOME FUND

Gannett Welsh & Kotler, LLC (“G&K”)

GW&K has served as Subadvisor to the Fund since November 2012. AMG has a majority ownership and controlling interest in GW&K that it acquired from The Bank of New York Mellon on October 1, 2008. As of June 30, 2012, GW&K’s assets under management were approximately $14.8 billion. Mary F. Kane, C.F.A. serves as the portfolio manager primarily responsible for the day-to-day management of the Fund.

All information below is provided as of September 30, 2012.

Other Accounts Managed by the Portfolio Manager

Portfolio Manager: Mary F. Kane, C.F.A.

Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)		Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	N/A	$	N/A	N/A	$	N/A
Other Pooled Investment Vehicles	N/A	$	N/A	N/A	$	N/A
Other Accounts	2,688		$1,969.8	N/A	$	N/A

Potential Material Conflicts of Interest

GW&K’s portfolio managers simultaneously manage multiple types of portfolios, including separate accounts, wrap fee programs and sub advised mutual funds, according to the same or a similar investment strategy as the applicable Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by a Fund, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio managers (see “Portfolio Manager Compensation” below) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

While GW&K has policies and procedures to help ensure accounts are treated fairly and equitably over time not all accounts within a strategy will be managed the same at all times. Different client guidelines and/or differences within the investment strategies may lead to the use of different investment practices for accounts within the same or similar investment strategy.

Portfolio Manager Compensation

Portfolio manager compensation is a formula that balances investment management results and growth of the product. Compensation is comprised of a fixed base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 4 components:

•	Performance (of strategies managed by the portfolio manager based on composite returns) Relative to Peers

•	Risk-Adjusted Performance (of strategies managed by the portfolio manager based on composite returns) Relative to applicable Benchmarks

•	Revenue Growth

•	Discretionary

The bonus is not based specifically on the performance of the Fund nor is it based specifically on the assets held by the Fund.

Portfolio Manager’s Ownership of Fund Shares

Ms. Kane: None

In addition, Appendix C of the SAI is hereby deleted and replaced with the attachment to this Supplement titled “Gannett Welsh & Kotler LLC – Proxy Voting Policies and Procedures.”

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

APPENDIX C

GANNETT WELSH & KOTLER, LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Gannett Welsh & Kotler, LLC (“GWK”) maintains policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. As an investment adviser and fiduciary of client assets, GWK understands that proxy voting is an integral aspect of investment management and accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment adviser. In voting proxies, GWK seeks to both maximize the long-term value of its clients’ assets and to cast votes that it believes to be fair and in the best interests of the affected clients.

GWK clients will either retain proxy voting authority or delegate it to GWK. If a particular client for whom GWK has investment discretion has not explicitly delegated proxy voting authority to GWK, GWK will vote such client’s proxies. The following is a summary of GWK’s policies and procedures that govern the voting of proxies in situations where GWK is responsible for such voting.

Proxy Voting Policies

GWK has contracted with Broadridge Financial Solutions, an independent third party service provider, to provide proxy voting services. Broadridge in turn uses the proxy voting guidelines developed by Glass Lewis & Co. GWK engaged Broadridge as its proxy voting agent to:

(1)	Conduct in-depth proxy research;

(2)	Process and execute all proxies received in connection with the underlying securities held by GWK’s clients in a timely manner;

(3)	Maintain appropriate records of proxy voting and provide copies of such records to GWK upon request;

(4)	Maintain a record of all proxy votes cast on behalf of GWK’s clients; and

(5)	Handle other administrative functions of proxy voting.

GWK has adopted Glass Lewis & Co’s pre-determined proxy voting policy guidelines as its own and votes GWK’s clients’ proxies (for those clients over whom it has proxy voting authority) in accordance with those policy guidelines. GWK reserves the right to cast votes contrary to the Glass Lewis & Co’s proxy voting guidelines if it deems it necessary and in the best interest of its clients to do so.

A copy of Glass Lewis & Co’s current U.S. Proxy Voting Guidelines Summary (the “Guidelines”) is included as Exhibit A. Clients may obtain a copy the proxy voting guidelines by submitting a written request to: Proxy Policy Administrator, Gannett Welsh & Kotler, LLC, 222 Berkeley Street, 15th Floor, Boston, MA 02116.

GWK reserves the right to add its own guidelines in addition to Broadridge and Glass Lewis & Co’s guidelines. GWK may amend these Proxy Voting Policies and Procedures from time to time.

Except in instances where a GWK’s client retains proxy voting authority, GWK instructs custodians of client accounts to forward all proxy statements and materials received with respect to client accounts to Broadridge to vote the proxies. GWK updates Broadridge’s client list on a periodic basis.

Proxy Voting Procedures

GWK is responsible for the administration of proxy voting for its clients whom GWK has proxy voting authority. The following is a summary of the procedures that govern the voting of proxies. GWK will ensure that it:

(1)	will vote clients’ proxies (i) if a client has delegated proxy voting authority to GWK; or (ii) if GWK has investment discretion for an account and that client has not explicitly retained proxy voting authority;

(2)	will vote all proxies in a manner that GWK believes is in the best interests of its clients as shareholders, i.e., to maximize economic value;

(3)	may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot;

(4)	will identify and resolve all material proxy-related conflicts of interest between itself or Broadridge and its clients in the best interests of the client;

(5)	will provide clients, upon written request, with copies of its proxy voting policy and procedures, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients;

(6)	will annually review proxy voting records to ensure that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared, disseminated and retained;

(7)	will conduct a periodic review, no less often than annually of the voting records to ensure that all eligible clients’ proxies are voted in accordance with the adopted guidelines; and

(8)	will annually review the adequacy of the proxy voting policies and procedures as well as Broadridge and Glass Lewis & Co’s guidelines to ensure the effectiveness of their implementation.

Responsibility and Oversight

GWK is responsible for administering and overseeing the proxy voting policies and procedures, including the review and approval of the adopted Glass Lewis & Co guidelines. GWK has delegated certain proxy voting responsibilities to Broadridge. GWK will oversee Broadridge to ensure that it is fulfilling its obligations with respect to these policies and procedures. Broadridge may, from time to time, refer proxy questions to GWK for instructions under various circumstances. These circumstances may include, among others: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. GWK will defer to senior management, in certain situations to determine how a proxy should be voted. In addition to addressing situations where there are material conflicts of interest, the senior management will also be responsible for annually reviewing these Proxy Voting Policies and Procedures.

Periodically, but no less frequently than annually, GWK will monitor votes cast by Broadridge on behalf of GWK to ensure that such votes are (i) consistent with the proxy voting guidelines published by Glass Lewis & Co; (ii) that all ballots are being delivered properly and promptly to Broadridge; and (iii) ensure that Broadridge has an updated list of accounts to ensure all votes are being cast for all GWK clients.

Senior management will meet on an as needed basis to review any material conflicts of interest or any special factors or circumstances that require the Committee’s review. The Committee will review the issue(s) and direct Broadridge on how to vote the proxies.

Conflicts of Interest

GWK has an agreement with an independent proxy voting agent, Broadridge and has adopted Glass Lewis & Co’s proxy voting policies which provide pre-determined guidelines for voting proxies. The intent of these policy guidelines is to remove discretion that GWK may have to interpret how to vote proxies in cases where GWK has a material conflict of interest. By adhering to these pre-determined guidelines GWK may remove conflicts of interest that could affect the outcome of a vote.

Occasions may also arise where Broadridge itself may have a material conflict of interest with respect to a proxy vote that it is voting on GWK’s clients’ behalf. In those situations, Broadridge is obligated to fully or partially abstain from voting the proxy and GWK’s senior management will provide the voting recommendation after a review of the vote(s) involved. GWK’s Chief Compliance Officer will also become involved in any other situation, though expected to be rare, where GWK takes voting discretion from Broadridge.

In both of the preceding circumstances, GWK will work to ensure that prior to a vote being made, conflicts of interest are identified and material conflicts are properly addressed such that the proxy may be voted in the best interest of its clients.

Recordkeeping

In accordance with Rule 204-2, as amended, GWK will retain all legally required records relating to the implementation of these proxy voting policies and procedures, including:

(1) a copy of these policies and procedures and any amendments thereto which shall be made available to clients, upon request;

(2) a record of each vote cast and a copy of all records relating to voting proxies or that is material to making a decision on how to vote proxies, or that summarizes that decision; (all records are retained by Broadridge on an application called Proxy Edge on GWK’s behalf); and

(3) a copy of each written request from a client for information on how GWK voted such client’s proxies, and a copy of any written response to any (written or oral) request from a client for information on how GWK voted its proxies or for any such proxy records.

Disclosure

Clients may obtain a copy of GWK’s proxy policies and procedures and information about how GWK voted proxies for securities held in their account(s) by submitting a written request to: Proxy Policy Administrator, Gannett Welsh & Kotler, LLC, 222 Berkeley Street, 15th Floor, Boston, MA 02116.

EXHIBIT A:

GLASS LEWIS PROXY VOTING GUIDELINES.

PROXY PAPER POLICY GUIDELINES

A SUMMARY OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE FOR U.S. COMPANIES

2011 PROXY SEASON

For more information about Glass Lewis’ policies or our approach to proxy analysis, please visit

www.glasslewis.com or contact our Chief Policy Officer

CONTENTS

I. Election of Directors	3

Board of Directors	3

Board Composition	3

Board Committee Composition	4

Review of the Compensation Discussion and Analysis Report	4

Review of Risk Management Controls	4

Separation of the roles of Chairman and CEO	4

Majority Voting for the Election of Directors	5

Classified Boards	5

Mutual Fund Boards	5

II. Financial Reporting	5

Auditor Ratification	5

Auditor Rotation	6

Pension Accounting Issues	6

III. Compensation	6

Equity Based Compensation Plans	6

Option Exchanges	6

Performance Based Options	7

Linking Pay with Performance	7

Director Compensation Plans	7

Advisory Votes on Compensation	7

Advisory Votes on Compensation Frequency	7

Limits on Executive Compensation	7

Limits on Executive Stock Options	8

IV. Governance Structure	8

Anti-Takeover Measures	8

Poison Pills (Shareholder Rights Plans)	8

Right of Shareholders to Call a Special Meeting	8

Shareholder Action by Written Consent	8

Authorized Shares	8

Voting Structure	9

Cumulative Voting	9

Supermajority Vote Requirements	9

Shareholder Proposals	9

V. Environmental and Social Risk	9

I. ELECTION OF DIRECTORS

BOARD OF DIRECTORS

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Board Composition

We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

•	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

•	We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

Board Committee Composition

All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

Review of the Compensation Discussion and Analysis Report

We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets. However, if a company provides shareholders with an advisory vote on compensation, we will recommend that shareholders only vote against the advisory compensation vote proposal unless the compensation practices are particularly egregious or persistent.

Review of Risk Management Controls

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

SEPARATION OF THE ROLES OF CHAIRMAN AND CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

MAJORITY VOTING FOR THE ELECTION OF DIRECTORS

Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

CLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund’s adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:

We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

We recommend voting against the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.

II. FINANCIAL REPORTING

AUDITOR RATIFICATION

We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

Glass Lewis generally supports management’s recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.

•

When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•

When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

AUDITOR ROTATION

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

PENSION ACCOUNTING ISSUES

Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company’s net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

III. COMPENSATION

EQUITY BASED COMPENSATION PLANS

Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on certain overarching principles:

•	Companies should seek additional shares only when needed.

•	The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

•	If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

•	Annual net share count and voting power dilution should be limited.

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

•	The expected annual cost of the plan should be proportional to the value of the business.

•	The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

•	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

•	Plans should not permit re-pricing of stock options.

OPTION EXCHANGES

Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

•	Officers and board members do not participate in the program.

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.

•	The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.

•	Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

PERFORMANCE BASED OPTIONS

We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

LINKING PAY WITH PERFORMANCE

Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company’s peers and will recommend voting against the election of compensation committee members at companies that receive a grade of F.

DIRECTOR COMPENSATION PLANS

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.

ADVISORY VOTES ON COMPENSATION

We closely review companies’ compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers. Glass Lewis will generally recommend voting in favor of shareholder proposals to allow shareholders an advisory vote on compensation.

ADVISORY VOTES ON COMPENSATION FREQUENCY

We believe companies should submit say-on-pay votes to shareholders every year and therefore will generally support annual votes on compensation absent a compelling reason. We believe annual say-on-pay votes encourage beneficial board and shareholder dialogue on compensation and that the relatively minor additional financial burdens on a company with regard to an annual vote are outweighed by the benefits to shareholders of more frequent accountability.

LIMITS ON EXECUTIVE COMPENSATION

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.

LIMITS ON EXECUTIVE STOCK OPTIONS

We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive’s compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.

IV. GOVERNANCE STRUCTURE

ANTI-TAKEOVER MEASURES

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Right of Shareholders to Call a Special Meeting

We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.

Shareholder Action by Written Consent

We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.

AUTHORIZED SHARES

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

•	Stock split

•	Shareholder defenses

•	Financing for acquisitions

•	Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.

VOTING STRUCTURE

Cumulative Voting

Glass Lewis will vote for proposals seeking to allow cumulative voting unless the company has majority voting for the election of directors in which case we will vote against. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

SHAREHOLDER PROPOSALS

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

V. ENVIRONMENTAL AND SOCIAL RISK

We believe companies should actively evaluate risks to long-term shareholder value stemming from poor governance practices. In addition, we believe companies should consider their exposure to environmental and social risk, including changes in environmental or social regulation with respect to their operations, as well as related legal and reputational risks and should incorporate this exposure into their overall business risk profile. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted shareholder proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In egregious cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against directors.

THIS DOCUMENT SETS FORTH THE PROXY VOTING POLICY AND GUIDELINES OF GLASS, LEWIS &

CO., LLC. THE POLICIES INCLUDED HEREIN HAVE BEEN DEVELOPED BASED ON GLASS LEWIS’

EXPERIENCE WITH PROXY VOTING AND CORPORATE GOVERNANCE ISSUES AND ARE NOT

TAILORED TO ANY SPECIFIC PERSON. MOREOVER, THESE GUIDELINES ARE NOT INTENDED TO BE

EXHAUSTIVE AND DO NOT INCLUDE ALL POTENTIAL VOTING ISSUES. THE INFORMATION

INCLUDED HEREIN IS REVIEWED PERIODICALLY AND UPDATED OR REVISED AS NECESSARY.

GLASS LEWIS IS NOT RESPONSIBLE FOR ANY ACTIONS TAKEN OR NOT TAKEN ON THE BASIS OF

THIS INFORMATION. THIS DOCUMENT MAY NOT BE REPRODUCED OR DISTRIBUTED IN ANY

MANNER WITHOUT THE WRITTEN PERMISSION OF GLASS LEWIS.

COPYRIGHT © 2011 GLASS, LEWIS & CO., LLC. ALL RIGHTS RESERVED.